UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2007

Access Plans USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Oklahoma	001-15667	731494382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4929 West Royal Lane, Suite 200, Irving, Texas		75063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	866-578-1665

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) and (b) The Company announced today that Peter W. Nauert, its President and Chief Executive Officer and the Chairman of its Board of Directors died suddenly on August 19, 2007.

(c) The Board of Directors elected J. French Hill to serve as Chairman of the Board of Directors and appointed Ian R. Stuart to serve as the Company’s Interim President and Chief Executive Officer.

J. French Hill joined the Board of Directors in January 2003. In 1999, Mr. Hill founded Delta Trust & Banking Corp., a privately-held banking, trust and investment brokerage company headquartered in Little Rock, AR, of which he serves as Chief Executive Officer and Chairman. His position at Delta Trust & Banking Corp. followed a six-year career with Arkansas’ then largest publicly traded holding company, First Commercial Corp. First Commercial was sold in 1998 to Regions Financial Corp. (RF). As an executive officer of First Commercial, Mr. Hill was chairman of the bank holding company’s trust division and its investment brokerage-dealer subsidiary from 1995 until 1998. He also oversaw a number of other staff functions from 1993 through 1998 including human resources, executive compensation, bank compliance, credit review and strategic planning. During the last five years he has served as a member of the Board of Directors of Delta Trust & Banking Corp. and its affiliates (1999 to present); Research Solutions LLC, a privately-held company in the clinical trials business (1999 to present), and Syair Designs LLC (2000-2003), a privately-held company in the aircraft lighting systems business. From May 1989 through January 1993, Mr. Hill was a senior economic policy official in the George H. W. Bush Administration as part of the White House staff and served as Deputy Assistant Secretary of the U.S. Treasury. In 2007, Mr. Hill was appointed by President George W. Bush to serve as a member of the Advisory Board of the Community Development Financial Institutions (CDFI) Fund of the U.S. Department of the Treasury. Mr. Hill graduated magna cum laude in economics from Vanderbilt University.

Ian R. Stuart has served as the Company’s Chief Operations Officer since January 30, 2007. He had previously served as the Chief Financial Officer and Chief Operating Officer of Insurance Capital Management, Inc. ("ICM") from October 2004 until its merger with the company on January 30, 2007. Prior to joining ICM, Mr. Stuart was employed by Citigroup, from 1991 to 2004, principally in various divisional chief financial officer roles in insurance, banking and commercial leasing businesses. Mr. Stuart began his professional career as an accountant in London, England in 1977 and held several positions at Price Waterhouse from 1981 to 1991. Mr. Stuart completed a Hatfield College (England) accounting program in 1976.

(d) No changes to the compensation arrangements with Mr. Hill as a member of the Board of Directors, or with Mr. Stuart, as an executive officer of the Company, have been made.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99.1: Press Release issued by the Company, dated August 20, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Plans USA, Inc.

August 20, 2007	By:	Ian R. Stuart

Name: Ian R. Stuart
Title: Interim President and C.E.O.

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release